Exhibit 99.1

Fifth Third Bancorp

2005 Lehman Brothers Financial Services Conference

“Investing in a Franchise”

Kevin T. Kabat Neal E. Arnold Executive Vice President Executive Vice President

September 14, 2005

Affiliates & Markets

I. Affiliate Operating Model II. Markets III. Deposit Performance IV. Loan Performance

Affiliate Bank Operating Model

FITB Affiliates State Deposits % of 5/3 Assets Bkg Ctrs President Years @ 5/3

Cincinnati OH $11.6 18% $19.2 106 R. Sullivan 4 Chicago IL 8.4 13% 9.9 133 T. Zink 1 Western Michigan MI 7.1 11% 9.3 134 M. VanDyke 4 Florida FL 4.8 8% 8.8 85 K. Hale 1 Detroit MI 4.2 7% 6.8 84 P. Fehring 25 Columbus OH 3.7 6% 5.0 64 R. Eversole 20 Cleveland OH 3.5 6% 5.4 83 T. Clossin 4 Dayton OH 3.2 5% 3.8 65 R. Webb 4 Toledo OH 3.0 5% 4.5 49 R. LaClair 6 Indianapolis IN 2.9 5% 5.4 82 M. Spagnoletti 4 Southern Indiana IN 2.2 3% 3.2 51 J. Daniel 5 Louisville KY 1.5 2% 2.2 46 P. McHugh 19 Northern Kentucky KY 1.3 2% 1.7 33 T. Rawe 19 Northern Michigan MI 1.3 2% 2.0 23 J. Pelizzari 4 Nashville TN 0.9 1% 1.9 18 D. Hogan 1 Lexington KY 0.9 1% 1.8 21 S. Barnes 11 Ohio Valley OH 0.9 1% 1.5 26 TBD

$ in billions

Metropolitan Market Focus

Distribution, Convenience & Price Are Competitive Advantages in Metro Markets

Fifth Third MSA Markets

MSA Population Rank Deposits Share% Chicago, IL 9.4 5 $7,139 3.2 Detroit, MI 4.5 7 2,817 3.7 Tampa, FL 2.6 10 786 2.0 Cleveland-Lorain, OH 2.1 6 2,585 4.2 Cincinnati, OH-KY-IN 2.1 1 11,932 27.8

Orlando, FL 1.9 7 630 2.5 Columbus, OH 1.7 3 3,191 12.2 Indianapolis, IN 1.6 4 1,822 7.7 Nashville, TN 1.4 7 819 3.5 Louisville, KY-IN 1.2 5 1,311 6.8 Naples/Sarasota, FL 0.9 4 2,088 9.3 Grand Rapids 0.8 1 3,569 32.6 Muskegon-Holland Dayton, OH 0.8 1 2,494 26.6

Toledo, OH 0.7 1 1,762 21.4

4

Grand Detroit

Rapids Chicago Toledo Cleveland Columbus Indianapolis Dayton Cincinnati Huntington Lexington Louisville St. Louis Evansville

Nashville

Orlando

Tampa

Sarasota

Naples

Source: SNL Branch Migration Database as of December 31, 2004 and U.S. Census Bureau including completed acquisitions

Demonstrated Long-Term Track Record

35,000

30,000

25,000 20,000 15,000 10,000 5,000

Avg Demand & NOW

1996 1997 1998 1999 2000 2001 2002 2003 2004 Q2-05

5-year CAGR

Interest Checking 18%

Demand Deposits 15%

5-year CAGR

Loans & Leases 8%

Earning Assets 9% $ Millions

95,000 85,000 75,000 65,000 55,000 45,000 35,000 25,000

Avg Loans & Leases Avg Earning Assets

1996 1997 1998 1999 2000 2001 2002 2003 2004 Q2-05

Continued Strong Affiliate Loan Results

25% 20% 15% 10% 5% 0%

Q2-05 YTD Average Total Loan & Lease Growth

Florida Chicago Cleveland North Mich North Ky Nashville Detroit Cincinnati Columbus Lexington Louisville OH Valley Toledo Indianapolis Grand Rapids

S. Indiana Dayton

9% growth in average loans & leases in 2004 10% annualized average loan growth in Q2-05

Five affiliates grew loans by 15% or more in the 1st half of 2005

Average Loans & Leases $ Millions

55,000 45,000 35,000 25,000

57,04265,924 52,414

42,69044,88845,539

2000 2001 2002 2003

2004

Q2-05 YTD

Retail Banking

I. Funding Balance Sheet Growth II. The Challenge III. Deposit Base IV. Retail Deposit Strategy

Funding Balance Sheet Growth

10 of 17 affiliates have grown loans faster than core deposits in 2005

Q2-05 YTD Average Loan & Core Deposit Growth

45% 40% 35% 30% 25% 20% 15% 10% 5% 0%

Florida Chicago Cleveland North Mich North Ky Nashville Detroit Cincinnati

Columbus Lexington Louisville OH Valley Toledo Indianapolis Grand Rapids S. Indiana Dayton

Loans Core Deposits

The Challenge…

Good growth in smaller balance segments is being mitigated by high balance account attrition

Consumer Transaction Deposits Q2-05 YOY

Growth Rates by Avg. Balance

12% 8% 4% 0% -4% -8%

< $1,000

$1,000 to $5,000

$5,000 to $10,000

$10,000 to $25,000

$25,000 to $50,000

$50,000 to $100,000

> $100,000

Fifth Third Bancorp

Fifth Third's Deposit Base is Granular

Top 25 Banks ranked by % of Total Deposits in accounts greater than $100K

		$ Amt of Deposit Accts >$100K 03/05 Q ($000)	Total Deposits 03/05 Q ($000)	% of Deposit Base in Accounts > $100K
1	Huntington Bancshares Incorporated	15,777,753	21,937,763	72%
2	Comerica Incorporated	30,555,402	43,130,074	71%
3	Mellon Financial Corporation	16,666,565	24,064,004	69%
4	UnionBanCal Corporation	28,636,032	41,711,120	69%
5	Synovus Financial Corp.	12,979,703	19,114,272	68%
6	Zions Bancorporation	15,312,767	23,879,067	64%
7	North Fork Bancorporation, Inc.	23,355,788	36,435,261	64%
8	Commerce Bancorp, Inc.	17,469,709	29,570,461	59%
9	Wells Fargo & Company	145,820,541	273,163,000	53%
10	Compass Bancshares, Inc.	9,324,073	17,670,948	53%
11	JPMorgan Chase & Co.	279,445,548	531,379,000	53%
12	U.S. Bancorp	62,278,404	119,718,000	52%
13	BB&T Corporation	34,555,006	66,836,339	52%
14	Wachovia Corporation	152,857,768	299,462,000	51%
15	Marshall & Ilsley Corporation	12,891,471	25,714,486	50%
16	AmSouth Bancorporation	17,023,037	35,038,582	49%
17	PNC Financial Services Group, Inc.	25,985,880	55,197,830	47%
18	Fifth Third Bancorp	30,732,148	65,311,344	47%
19	Bank of America Corporation	290,238,857	630,128,081	46%
20	KeyCorp	24,222,815	57,181,888	42%
21	National City Corporation	33,855,167	80,689,736	42%
22	M&T Bank Corporation	14,875,375	36,293,407	41%
23	SunTrust Banks, Inc.	43,941,721	107,534,884	41%
24	Regions Financial Corporation	24,403,805	59,755,142	41%
25	Citigroup, Inc.	78,753,361	568,874,000	14%

Source: SNL Financial & Regulatory Reports

10

Driving Deposit Growth

Initiatives

Quarterly deposit campaigns De-novo banking center expansion Increased retention and service focus Segmentation focus

Right price Right product

Affiliate Updates

I. Fifth Third (Chicago) “Back on Track”

II. Fifth Third (Florida) ... @ 7 months “It’s Early…but Promising”

Fifth Third (Chicago)…Regaining Traction

Almost 40 de-novo banking centers opened in Chicago area since efforts began in late 2002.

133 banking centers $9.3 billion in assets and $8.4 billion in deposits

Year-to-date 2005 Fifth Third (Chicago) highlights:

Loan growth of 18% Deposit growth of 11% Revenue growth of 14%

Fifth Third (Chicago) Balance Sheet Trends

Average Commercial Loans

$600 million in growth YTD

4,500

4,000

Millions 3,500 $

3,000

2,500

Q1-04

Q2-04

Q3-04

Q4-04

Q1-05

Q2-05

Average Consumer Loans

$260 million in growth YTD

3,500

3,250

Millions 3,000 $

2,750

2,500

Q1-04 Q2-04 Q3-04 Q4-04 Q1-05 Q2-05

Average Deposit Summary $ Millions July-05 July-04 % Change Consumer Demand 419 390 7% Commercial Demand 1,259 1,143 10% Interest Checking 2,703 2,952 -8% Savings & Money Market 2,489 1,723 44% Transaction Deposits 6,870 6,208 11% Time Deposits 1,664 1,470 13% Total Deposits 8,534 7,678 11%

Fifth Third (Chicago)…A 4 Year Look Back Construction 10% Comm Mtg 24% Comm Lease 0% Resi Mtg 18% Cons Lease 0% Card 0% Consumer 23% C&I 25% June 2001 (conversion) NOW 20% Savings & MM 24% CD’s 43%

Demand 13%

Construction 8%

Comm Mtg 16%

Comm Lease 1%

Resi Mtg Cons Lease 4% 2%

C&I 31%

Consumer 37%

Card 1%

July 2005

Savings & MM

32%

Demand 22%

CD’s 12%

Chicago Asset Mix

C&I up 72% Consumer up 111% Resi. Mtg. down 74% Total loans up 30%

IN FOUR YEARS

Chicago Deposit Mix

Demand up 90% NOW up 99% Savings & MM up 53% CD’s down 43% Total Deposits up 26%

Fifth Third (Florida) Revenues

Florida Non-interest Income

30% growth

Q1 Q2 YTD 7-30

2004

2005

45 35

Millions 25

$

5

Highlights

Investment Adv. 44% FTPS 134% Deposit Revenues 23% Mortgage 201% Insurance & Other (21%)

Year-to-date Revenues up 14%

11% growth

Florida Net Interest Income

140 120 100

Millions 80

$ 60 40

Q1 Q2 YTD 7-30

2004

2005

2004 Data includes First National

Fifth Third (Florida) Balance Sheet Trends

Average Commercial Loans

$144 million in growth YTD

3,500

3,400

Millions 3,300

3,200 $

3,100

3,000

Jan Feb March April May June July

Average Consumer Loans

$353 million in growth YTD

2,000

1,750

Millions $

1,500

1,250

Jan Feb March April May June July

Average Deposit Summary

$ Millions July-05 July-04 % Change Consumer Demand 208 170 22% Commercial Demand 725 579 25% Interest Checking 1,646 1,772 -7% Savings & Money Market 887 789 12% Transaction Deposits 3,465 3,310 5% Time Deposits 1,242 1,385 -10% Total Deposits 4,708 4,695 0%

Business Lines

2004 Revenues

Processing Solutions 11%

Investment Advisors 10%

Commercial 28%

Retail 51%

Q2-05 Noninterest Revenues

Processing Solutions 28%

Investment Advisors 14%

Deposit Revenues 21%

Other 22%

Commercial Banking 8%

Mortgage 7%

Processing revenues exclude gain-on-sale

Commercial Banking

I. Revenue & Net Income Performance II. Loan Performance

III. Deposit Performance

Commercial Banking Performance

2,000 1,900 1,800 1,700 1,600

Millions 1,500

1,400

$

1,300 1,200 1,100 1,000

Revenue

Net Income

750 700 650

600 Millions

550

$

500 450 400

1232 425

2002

1474 563

2003

648

1632

2004

739 1860

Q2-05 annualized

11% revenue growth & 15% net income growth in 2004

Sales force additions still gaining momentum Superior loan growth through recent cycle will continue to drive results

Commercial Service Revenues

2004

Inst. Sales & Pub Fin 10%

International 24%

Corporate Fin 6%

Other 13%

Deposit Revenue 38%

Loan & Lease 9%

Deposit-based revenues made up 38% of service revenues in 2004 compared to 33% in 2002

Selected Q2-05 Growth Rates Foreign exchange 23% Letters of credit 14% Derivative Sales 195% Institutional Sales 23%

Commercial Banking Revenues 250 (excluding deposit service)

200 204 178 174

Millions 150 157 125 $ 100 86 50

2000 2001 2002 2003 2004 Q2-05 Ann.

Superior Commercial Loan Growth

2004 Average Commercial Loan & Lease Growth

30% 25% 20% 15% 10% 5% 0%

Florida Lexington OH Valley Indianapolis Chicago Nashville Louisville Detroit N. Mich.

Toledo

Period end commercial loans & leases up 21% over last year 5-year CAGR = 10%

10 affiliates grew commercial loans by more than 10% in 2004 11 affiliates grew commercial loans by more than 10% YTD 2005

Period End Commercial Loans and Leases $ Millions

40,000 35,000 30,000 25,000 20,000 15,000

36,221

31,468

27,668

24,699

22,584

22,351

19,767

1999 2000 2001 2002 2003 2004 Q2-05

Commercial Deposit Focused

2004 Average Commercial Demand Deposit Growth

60% 50% 40% 30% 20% 10% 0%

Florida Cleveland Cincinnati Chicago Columbus Nashville Indianapolis S IN

Detroit Lexington Dayton

Commercial demand deposits increased by 29% in 2004 5-year CAGR = 19%

11 affiliates grew commercial demand deposits by 20% or more in 2004 7 affiliates are up more than 10% in Q2-05

Average Commercial Demand Deposits $ Millions

11,000 9,000 7,000 5,000 3,000

10,027

8,944

6,955

5,323 3,993 4,351

2000 2001 2002 2003 2004 Q2-05

Fifth Third Processing Solutions

I. Business Mix II. Revenue History III. Initiatives

Total FTPS Revenue Mix

FTPS Revenue 2002 2003 2004 Financial Institution $206 $216 $250 Merchant Services 261 306 305

Card Services 76 87 102 TOTAL $543 $609 $657

Card Services

16%

Merchant 46% Services

38%

Financial Institution

Includes 2004 impact of sold contacts totaling $70 million in comparable lost annual revenue

FTPS Revenue History

Compound Annual Growth Rate 5-year = 26% $ Millions

800 700 600 500 400 300 200 100

Projected

657

609 543

372 272 204

1999 2000 2001 2002 2003 2004 2005

Includes 2004 impact of sold contacts totaling $70 million in comparable lost annual revenue

Fin. Inst. & Card

Merchant

Initiatives

Cross-sell Merchant Card Processing into existing Commercial & Small Business Customers

Improving overall merchant offering to small and middle market customers 2 X revenue and 4 X net income opportunity 33% increase in middle market sales representatives in 2005 Improve per sales rep production from 2.3 to 7.0 deals per month

Cross-sell new credit cards to existing Retail customers

Pre-approval and point of sale strategy New product platform in 2005 (TSYS)

Goal: 1 million 5/3 card accounts on file by year end 2005 Currently 18% of Fifth Third households have a 5/3 credit card

Investment Advisors

I. Business Mix II. Initiatives

Fifth Third Investment Advisors

2004 Revenues

Asset Mgmt 4%

Retail Brokerage 16%

Institutional 16%

Private Client 64%

2004 Accomplishment

15% revenue growth compared to 4% expense growth

2005 & Beyond

Revenue growth is Job 1 Improving mix of IA revenue to be less dependent on overall market

Initiatives

Expand sales of investment management nationally through Fifth Third Asset Management (FTAM)

Taft-Hartley, Corporate and Public pension client focus

Penetrate commercial and small business client base with 401K Retirement Plans

Continued Expansion of Private Client and Retail Brokerage

Sales force additions in private banking and brokerage in newer markets New Affiliate Markets – Tennessee and Florida Expanded and enhanced product offerings (wealth planning, insurance and equity derivatives)

The Deposit Opportunity

Fifth Third has only an 8% market share in the core six-state footprint Fifth Third has a 7% market share on a combined basis in MSA’s greater than 1 million in population

FITB State Market Share

Ohio 11% Michigan 9% Kentucky 7% Indiana 6% Illinois 3% Florida 2% 6 State Total 8%

0% 5% 10% 15% 20%

Questions

This presentation may contain forward-looking statements about Fifth Third Bancorp and/or the company as combined with acquired entities within the meaning of Sections 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, that involve inherent risks and uncertainties. This presentation may contain certain forward-looking statements with respect to the financial condition, results of operations, plans, objectives, future performance and business of Fifth Third Bancorp and/or the combined company including statements preceded by, followed by or that include the words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “trend,” “objective,” “continue,” “remain” or similar expressions or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” “may” or similar expressions. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) competitive pressures among depository institutions increase significantly; (2) changes in the interest rate environment reduce interest margins; (3) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (4) general economic conditions, either national or in the states in which Fifth Third and/or combined entities do business, are less favorable than expected; (5) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (6) changes and trends in the securities markets; (7) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third and/or acquired entities or the businesses in which Fifth Third and/or combined entities are engaged; (8) difficulties in combining the operations of acquired entities and (9) the impact of reputational risk created by the developments discussed above on such matters as business generation and retention, funding and liquidity. We undertake no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this release. Further information on other factors which could affect the financial results of Fifth Third are included in Fifth Third’s and/or the acquired entity’s filings with the Securities and Exchange Commission. These documents are available free of charge at the Commission’s website at http://www.sec.gov and/or from Fifth Third.